UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 12, 2011

AMERON INTERNATIONAL CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-9102	77-0100596
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

245 South Los Robles Avenue	91101
Pasadena, California	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code  (626) 683-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 12, 2011, Ameron International Corporation issued the press release attached hereto as Exhibit 99.1 providing updates on its full-year earnings guidance for 2011, and including preliminary expected results for the second quarter ending May 29, 2011.

The information in this Current Report and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	News Release dated May 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

AMERON INTERNATIONAL CORPORATION

Dated: May 12, 2011	By:	/s/ Leonard J. McGill
Leonard J. McGill
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit
99.1	News Release dated May 12, 2011